UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 24, 2007

COLUMBIA BANCORP (Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-27938 (Commission File Number)	93-1193156 (IRS Employer Identification No.)

401 East Third Street, Suite 200, The Dalles, Oregon 97058 (Address of principal executive offices)

(541) 298-6649 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2007, Columbia’s Board of Directors approved the Split Dollar Termination Agreements for executive officers, Roger L. Christensen, President and Chief Executive Officer; Greg B. Spear, Vice Chair and Chief Financial Officer; and Columbia’s subsidiary Columbia River Bank’s executives; Craig J. Ortega, President; R. Shane Correa, Executive Vice President and Chief Banking Officer.

Item 9.01.	Exhibits.

(d)	Exhibits:

The following exhibits are filed with this Form 8-K:

10.1	Split Dollar Termination Agreements effective December 20, 2007, between Roger L. Christensen; Greg B. Spear; Craig J. Ortega; and R. Shane Correa and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Roger L. Christensen
Dated: December 24, 2007	Roger L. Christensen, President and Chief Executive Officer - Columbia Bancorp